UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Marathon Patent Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Marathon Patent Group, Inc.

1180 N. Town Center Drive, Suite 100

Las Vegas, NV 89144

November 5, 2018

To the Shareholders of Marathon Patent Group, Inc.:

You are cordially invited to attend the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Marathon Patent Group, Inc., a Nevada corporation (the “Company”), to be held at 10:00 AM local time on December 11, 2018, at the Company’s offices at 1180 N. Town Center Drive, Suite 100, Las Vegas, Nevada 89144 to consider and vote upon the following proposals:

1.	To elect two Class I directors for a three-year term expiring in 2021.

2.	To elect two Class II directors to fill certain vacancies for a term expiring upon expiration of the current term for Class II directors in 2019.

3.	To grant the Board of Directors the discretionary authority to effect a reverse stock split (the “Reverse Split Proposal”) of the Company’s common stock.

4.	To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

5.	To approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 4, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

6.	To approve an amendment to the Company’s 2018 Equity Incentive Plan to eliminate the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code and to include any individual who was our then current or former named executive officers as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder.

7.	The ratification of the appointment of RBSM, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2018.

8.	To transact such other business as may be properly brought before the 2018 Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE EIGHT PROPOSALS.

Pursuant to the provisions of the Company’s bylaws, the board of directors of the Company (the “Board”) has fixed the close of business on November 2, 2018 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on November 2, 2018 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors:

/s/ Merrick D. Okamoto
Merrick D. Okamoto,
Chairman of the Board of Directors

2

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2018 annual meeting of shareholders (the “Annual Meeting”) of Marathon Patent Group, Inc. (the “Company”) will be held at the Company’s offices at 1180 N. Town Center Drive, Suite 100, Las Vegas, Nevada 89144, on December 11, 2018, beginning at 10:00 AM local time. At the Annual Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	To elect two Class I directors for a three-year term expiring in 2021.

2.	To elect two Class II directors to fill certain vacancies for a term expiring upon expiration of the current term for Class II directors in 2019.

3.	To grant the Board of Directors the discretionary authority to effect a reverse stock split (the “Reverse Split Proposal”) of the Company’s common stock.

4.	To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

5.

To approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 4, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

6.

To approve an amendment to the Company’s 2018 Equity Incentive Plan to eliminate the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code and to include any individual who was our then current or former named executive officers as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder.

7.	The ratification of the appointment of RBSM, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2018.

8.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Shareholders of record at the close of business on November 2, 2018 are entitled to notice of and to vote at the 2018 Annual Meeting and any postponements or adjournments thereof.

It is hoped you will be able to attend the 2018 Annual Meeting, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the 2018 Annual Meeting, you may revoke your proxy and vote in person.

Dated: November 5, 2018	By Order of the Board of Directors:

/s/ Merrick D. Okamoto
Merrick D. Okamoto,
Chairman of the Board of Directors

3

TABLE OF CONTENTS

Page
ABOUT THE ANNUAL MEETING	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11

DIRECTORS AND OFFICERS	12

EXECUTIVE COMPENSATION	17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21

REPORT OF AUDIT COMMITTEE	21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	22

PROPOSAL NO. 1
TO ELECT TWO CLASS I DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2021.	24

PROPOSAL NO. 2
TO ELECT TWO CLASS II DIRECTORS TO FILL CERTAIN VACANCIES FOR A TERM EXPIRING UPON EXPIRATION OF THE CURRENT TERM FOR CLASS II DIRECTORS IN 2019.	25

PROPOSAL NO. 3
TO GRANT THE BOARD OF DIRECTORS THE DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT (THE “REVERSE SPLIT PROPOSAL”) OF THE COMPANY’S COMMON STOCK.	26

PROPOSAL NO. 4
TO APPROVE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)	34

PROPOSAL NO. 5
TO APPROVE ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE SHAREHOLDERS IN PROPOSAL NO. 4, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b).	36

PROPOSAL NO. 6
TO APPROVE AMENDMENT TO THE COMPANY’S 2018 EQUITY INCENTIVE PLAN TO ELIMINATE THE PERFORMANCE-BASED COMPENSATION EXCEPTION TO THE DEDUCTIBILITY LIMITATIONS UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE AND TO INCLUDE ANY INDIVIDUAL WHO WAS OUR THEN CURRENT OR FORMER NAMED EXECUTIVE OFFICERS AS A “COVERED EMPLOYEE,” SUCH THAT PAYMENTS TO FORMER EMPLOYEES WILL BE SUBJECT TO THE DEDUCTION LIMITATIONS THEREUNDER.	36

PROPOSAL NO. 7
THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018	37

PROPOSAL NO. 8
TO TRANSACT SUCH OTHER BUSINESS AS MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.	38

SHAREHOLDER PROPOSALS FOR THE 2019 MEETING	38

ANNUAL REPORT	38

APPENDIX A – FORM OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION	A-1
APPENDIX B - ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017	B-1
APPENDIX C - PROXY CARD

4

MARATHON PATENT GROUP, INC.

1180 N. Town Center Drive, Suite 100

Las Vegas, NV 89144

ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 11, 2018

PROXY STATEMENT

The Board of Directors of Marathon Patent Group, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the 2018 annual meeting of shareholders (the “Annual Meeting”) to be held at the Company’s offices at 1180 N. Town Center Drive, Suite 100, Las Vegas, Nevada 89144, on December 11, 2018, beginning at 10:00 AM local time. and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about November 9, 2018.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be November 2, 2018, and thus you are entitled to vote at the Company’s 2018 Annual Meeting. This document serves as a proxy statement used to solicit proxies for the 2018 Annual Meeting. This document and the Appendixes hereto contain important information about the 2018 Annual Meeting and the Company and you should read it carefully.

Who is entitled to vote at the 2018 Annual Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2018 Annual Meeting. As of the close of business on the record date, there were 25,519,940 shares of our common stock issued and outstanding and entitled to vote. Each common stock shareholder is entitled to one vote for each share of our common stock held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, Equity Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix C, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2018 Annual Meeting to be held on December 11, and vote your shares in person, rather than signing and returning your proxy.

If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2018 Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2018 Annual Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2018 Annual Meeting.

Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

5

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

Proposal 1 to elect two Class I directors, Proposal 2 to elect two Class II directors, Proposal 4, to approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d), Proposal 5, to approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 4, as required by and in accordance with Nasdaq Marketplace Rule 5635(b), Proposal 6, to approve an amendment to the Company’s 2018 Equity Incentive Plan to eliminate the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code and to include any individual who was our then current or former named executive officers as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder and Proposal 8 to transact such other business as may be properly brought before the 2018 Annual Meeting and any adjournments thereof are “non-routine matters.”

Proposal 3 to grant the Board of Directors the discretionary authority to effect a reverse stock split (the “Reverse Split Proposal”) of the Company’s common stock and Proposal 7 to ratify the appointment of RBSM, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2018, are “routine” matters.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

6

How do I cast my vote if I am a shareholder of record?

If you are a shareholder with shares registered in your name with the Company’s transfer agent, Equity Stock Transfer, on the record date, you may vote in person at the 2018 Annual Meeting or vote by proxy by fax at (646) 201-9006 ATTN: Shareholder Services OR EMAIL: proxy@equitystock.com or internet at proxyvote.equitystock.com or by mail. Whether or not you plan to attend the 2018 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2018 Annual Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

●	To vote in person. You may attend the 2018 Annual Meeting and the Company will give you a ballot when you arrive.

●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2018 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2018 Annual Meeting?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting permitting the conduct of business at the meeting. On the record date, there were 25,519,940 shares of Common Stock and 0 shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of 12,759,971 shares eligible to vote must be present at the 2018 Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2018 Annual Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2018 Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2018 Annual Meeting and voting in person. Attendance alone at the 2018 Annual Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its shares of common stock that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

7

What vote is required to approve each item?

The following votes are required to approve each proposal:

●	Proposal 1 - Election of the Class I directors requires a plurality (the two nominees receiving the most “FOR” votes) of the votes cast at the 2018 Annual Meeting.
●	Proposal 2 - Election of the Class II directors requires a plurality (the two nominees receiving the most “FOR” votes) of the votes cast at the 2018 Annual Meeting.
●	Proposal 3 – To grant the Board of Directors the discretionary authority to effect a reverse stock split (the “Reverse Split Proposal”) of the Company’s common stock. “FOR” votes from the holders of a majority of the outstanding shares of the Company’s common stock as of the record date for the 2018 Annual Meeting are required to approve this proposal.
●	Proposal 4 – To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2018 Annual Meeting are required to approve this proposal.
●	Proposal 5 - To approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 4, as required by and in accordance with Nasdaq Marketplace Rule 5635(b). “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2018 Annual Meeting are required to approve this proposal.
●	Proposal 6 - To approve an amendment to the Company’s 2018 Equity Incentive Plan to eliminate the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code and to include any individual who was our then current or former named executive officers as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2018 Annual Meeting are required to approve this proposal.
●	Proposal 7 - The ratification of the appointment of RBSM, LLP, as the Company’s independent registered certified public accountant for the fiscal year ended December 31, 2018. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2018 Annual Meeting are required to approve this proposal.
●	Proposal 8 - To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2018 Annual Meeting are required to approve this proposal.

8

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 3 and 7 are routine matters.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 3 and 7 but does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, this proxy statement and the Appendixes hereto (including the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, attached as Appendix B hereto) are available for viewing, printing, and downloading at https://ir.marathonpg.com/sec-filings. All materials will remain posted on https://ir.marathonpg.com/sec-filingsat least until the conclusion of the meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2018 Annual Meeting.

What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon, other than Proposal No. 1 and Proposal 2, the election of the nominees as Class I/Class II directors set forth herein.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the 2018 Annual Meeting, including the procedures for voting your shares, you should contact David Lieberman, the Company’s Secretary, by telephone at (702) 945-2773.

9

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●

shareholders whose shares are registered in their own name should contact our transfer agent,

shareholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer LLC, and inform them of their request by calling them at (212) 575-5757 or writing them at 237 W. 37thStreet, Suite 601, New York, NY 10018.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of November November 2, 2018: (i) by each of our directors, (ii) by each of the named executive officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of November 2, 2018, there were 25,519,940 shares of our common stock outstanding.

Amount and Nature of Beneficial Ownership as of November 2, 2018 (1)
Name and Address of Beneficial Owner (1)	Common Stock		Options (5)	Warrants	Total	Percentage of Common Stock (%) (6)

Officers and Directors

Merrick Okamoto (Executive Chairman and CEO)	87,500	(4)	2,500,000	-	2,587,500	9.2%

David Lieberman (CFO)	37,500		100,000		137,500	.*

James Crawford (COO) (2)	-		86,250	-	86,250	*

Fred Thiel	-		25,000		25,000	*

Michael Berg	-		25,000		25,000	*

Michael Rudolph	-		25,000		25,000	*

All Directors and Executive Officers (six persons)	125,000		2,761,250		2,886,250	10.4%

Greater than 5% Holders:

Global Bit Ventures Inc. (3)	3,000,000				3,000,000	10.5%

* Less than 1%

(1)	In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of Common Stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of November 2, 2018. In determining the percent of Common Stock owned by a person or entity on November 2, 2018, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding on November 2, 2018 and (ii) the total number of shares that the beneficial owner may acquire upon conversion of securities and upon exercise of the warrants and options, subject to limitations on conversion and exercise as more fully described below. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares and such person’s address is c/o Marathon Patent Group, Inc., 1180 N. Town Center Drive, Suite 100, Las Vegas, NV 89144.

(2)	Represents options to purchase (i) 7,500 shares of Common Stock at an exercise price of $16.66 per share, (ii) 20,000 shares of Common Stock at an exercise price of $25.60 per share and (iii) 8,750 shares of Common Stock at an exercise price of $7.44 per share.

(3)	2 Burlington Woods Drive, Suite 100, Los Angeles, CA 90025. Based on a Schedule 13G filed with the Securities and Exchange Commission on August 14, 2018.

(4)	Held by First Stage Capital, Inc. over which Mr. Okamoto holds sole voting and dispositive power.

(5)	Represents vested portion of Option Award under the Company’s 2018 Equity Incentive Plan (other than Mr. Crawford in the amount of 50,000 vested options) exercisable within 60 days. Ten year options exercisable at $0.58 per share awarded November 2, 2018.

(6)	All calculations exclusive of effects of August 14, 2017 units consisting of convertible notes and warrants. The convertible notes are convertible into shares of common stock at the lesser of (i) $0.80 per share or (ii) the closing bid price of the Company’s common stock on the day prior to conversion; provided that such conversion price may not be less than $0.40 per share. The warrants have an exercise price of $1.20 per share. The convertible notes mature December 31, 2019 and bear interest at the rate of 5% per annum. As of the record date, the Company had an outstanding principal obligation pursuant to the convertible notes in the amount of $999,106. The convertible notes and warrants contain a “Beneficial Ownership Limitation” which shall be 4.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance of shares upon conversion of the note or warrant (taking all holdings into account). The holder may decrease the Beneficial Ownership Limitation at any time and the holder, upon not less than 61 days’’’ prior notice to the Company, may increase the Beneficial Ownership Limitation provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the common stock outstanding immediately after giving effect to the issuance. Unless converted on or prior to the record date, convertible notes and warrants do not vote on any matter submitted for shareholder approval at the 2018 Annual Meeting.

11

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers. Our Board is comprised of five directors, and is divided among three classes, Class I, Class II and Class III. Class I directors will serve until the 2018 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. Class II directors will serve until the 2019 annual meeting of shareholders and until their respective successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death. Class III directors will serve until the 2020 annual meeting of shareholders and until their respective successor has been duly elected and qualified, or until such director’s earlier resignation, removal or death. All officers serve at the pleasure of the Board.

The following table presents information with respect to our current senior officers and directors:

Name and Address	Age	Date First Elected or Appointed	Position(s)
Merrick D. Okamoto	57	August 13, 2017	Chief Executive Officer and Executive Chairman of the Board of Directors (Class III)
David P. Lieberman	74	August 13, 2017	Chief Financial officer and Director (Class I)
James Crawford	43	March 1, 2013	Chief Operating Officer
Fred Thiel	57	April 24, 2018	Director (Class 1)
Michael Berg	69	August 17, 2018	Director (Class 1)
Michael Rudolph	67	August 17, 2018	Director (Class 1)

Background of officers and directors

The following is a brief account of the education and business experience during at least the past five years of our officers and directors, indicating each person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Merrick D. Okamoto - Chief Executive Officer and Executive Chairman of the Board of Directors

Mr. Merrick D. Okamoto, age 57, serves as Executive Chairman of the Board and has served as a director of the Company since August 2017. Mr. Okamoto also serves as the President at Viking Asset Management, LLC (“Viking”) (an SEC Registered Investment Advisor) which he co-founded in 2002. He is responsible for research, due diligence and structuring potential investment opportunities for the Longview Family of Funds. Mr. Okamoto has been instrumental in providing capital to over 200 private and public companies and he is responsible for Viking’s trading operations. He served as the Chairman of Optex Systems Holdings, Inc., from January 2013 to November 2014, and as its director from March 2009 to November 2014. He currently serves as an Executive Director at Embark Corporation. Prior to Viking, Mr. Okamoto co-founded TradePortal.com, Inc., in 1999 (“TradePortal”) and served as its President until 2001. He was instrumental in developing the proprietary Trade Matrix software platform offered by TradePortal Securities. Mr. Okamoto’s negotiations were key in selling a minority stake in TradePortal to Thomson Financial. Prior to TradePortal, Mr. Okamoto had been employed in the securities industry since 1983. He served as Vice President at Shearson Lehman Brothers, Prudential Securities and Paine Webber. Mr. Okamoto founded First Stage Capital, Inc. in 1996, which advises public and private Companies on business matters. Mr. Okamoto is widely recognized as an advanced securities trader specializing in short-term trading with sector momentum and has extensive experience in technical market analysis techniques. From 1987 to 1990, Mr. Okamoto hosted the television program, The Income Report. He has been featured as a guest speaker on CNN and the McNeil/Lehrer Report. We believe that Mr. Okamoto is qualified to serve as a member of our Board because of his experience in investments and securities matters.

David P. Lieberman – Chief Financial Officer and Director

Mr. David Lieberman, age 74, is a seasoned business executive with over 40 years of financial experience beginning with five years as an accountant with Price Waterhouse. He has extensive experience as a senior operational and financial executive serving both multiple public and non-public companies. Mr. Lieberman currently serves as the President of Cobra International and Lieberman Financial Consulting where he acts as administrator for several investment groups. Previously he served as CFO and Director for MEDL Mobile Holdings, Inc., and CFO and Director of Datascension, Inc., a telephone market research company that provides both outbound and inbound services to corporate customers, since January 2008 and a director of that company since 2006. From 2006 to 2007, he served as Chief Financial Officer of Dalrada Financial Corporation, a publicly traded payroll processing company based in San Diego. From 2003 to 2006, he was the Chief Financial Officer for John Goyak & Associates, Inc., a Las Vegas-based aerospace consulting firm. Mr. Lieberman attended the University of Cincinnati, where he received his B.A. in Business, and is a licensed CPA in the State of California. We believe that Mr. Liberman is qualified to serve as a member of our Board because of his experience as an executive with financial and accounting experience and experience as a director on boards of directors.

James Crawford—Chief Operating Officer

Mr. James Crawford, age 43, was a founding member of Kino Interactive, LLC, and of AudioEye, Inc. Mr. Crawford’s experience as an entrepreneur spans the entire life cycle of companies from start-up capital to compliance officer and director of reporting public companies. Prior to his involvement as Chief Operating Officer of the Company, Mr. Crawford served as a director and officer of Augme Technologies, Inc. beginning March 2006, and assisted the company in maneuvering through the initial challenges of acquisitions executed by the company through 2011 that established the company as a leading mobile marketing company in the United States. Mr. Crawford is experienced in public company finance and compliance functions. He has extensive experience in the area of intellectual property creation, management and licensing. Mr. Crawford also served on the board of directors Modavox and Augme Technologies, and as founder and managing member of Kino Digital, Kino Communications, and Kino Interactive.

12

Fred Thiel - Director

Since June 2017, Mr. Thiel, age 57, has been the Chairman of SPROCKET, INC., a Blockchain/Cryptocurrency technology and financial services company whose mission is to reduce the risk and friction of cryptocurrency trading across marketplaces, regions and exchanges by establishing a federation of exchanges that together create a single aggregated global trading market place with large scale liquidity, rapid execution, minimal counter-party risk, and price transparency. From January 2013 until November 2015, Mr. Thiel served as a director of Local Corporation, which was a NASDAQ listed entity which was a leader in on-line local search and digital media, mobile search monetization and programmatic retargeting markets. He served as Chairman of the Board of LOCAL from January 2014 to November 2015 and as its Chief Executive Officer from May 2014 to November 2015. Mr. Thiel has been the principal of Thiel Advisors Inc. since 2013. Thiel Advisors is a boutique advisory firm providing PE and VC firms, as well as public and private company boards of director, with deep technology industry operating expertise and strategic advisory services. Mr. Thiel has no family relationship with any other officer or director. The Board believes that Mr. Thiel meets the definition of an “Independent Director” as defined by NASDAQ. We believe Mr. Thiel is qualified to serve as a member of our Board because of his experience in trading markets and cryptocurrency which are related to the development of the Company’s digital asset mining and cryptocurrency businesses.

Michael Berg - Director

Mr. Berg, age 69, has been a practicing accountant for over 30 years, Since, May of 2011, he has served on the Board of Directors of Sol Array, a high technology company based in China, which develops next generation solar cells, and serves as an advisor to several small public companies. From September of 1977 until June of 1985, he was an audit manager for Coopers & Lybrand (now PWC) in San Francisco and in January 2008, co-founded and served as the West Coast PIC of PMB Helin Donovan, a 100+ person CPA firm. From September. He has established several independent companies including EXIS in January, 1992, which sold and installed a proprietary software product which he helped develop for distributed general ledger systems . Mr. Berg has worked extensively with public companies and as participated in many public offerings in national markets. The Board believes that Mr. Berg meets the definition of an “Independent Director” as defined by NASDAQ. We believe Mr. Berg is qualified to serve as a member of our Board because of his experience as an advisor to public companies and public offering experience.

Michael Rudolph – Director

Mr. Rudolph, age 67, has served since July 1995, as the President and Chief Executive Officer of the Edgehill Group, Inc. a consulting firm which provides financial management, operational expertise, strategic advice, practical management and tactical guidance. Among other assignments Mr. Rudolph served as the Contract Chief Financial Officer for Consejosano, Inc., a Hispanic Telehealth provider, from May 2016 to July 2017. Mr. Rudolph also was the Chief Financial Officer of Fullbottle, Inc., an online advertising agency from April 2014 to May 2017. Mr. Rudolph co-founded and served as Chief Financial Officer and Managing Member of Viking Asset Management, LLC an SEC registered investment advisor (“RIA”) from January 2001 until March 2016. The Board believes that Mr. Rudolph meets the definition of an “Independent Director” as defined by NASDAQ. We believe Mr. Rudolph is qualified to serve as a member of our Board because of his financial and investment advisory experience.

Board Composition

Directors shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors, and any remaining directors shall be included within such groups as the Board of Directors shall designate. The first such class of directors was elected for a term which expired in 2015. The second class was elected for a term which expired in 2016. The third class was elected to a term which expired in 2017. At each annual meeting successors to the class of directors whose term expires at the annual meeting in that year shall be elected for a three-year term. Directors currently are elected to the class and for the terms as provided in Proposal No. I and II as determined by the Board of Directors, with class II members being elected to fill the vacancies created by prior resignations of Class II directors, or until the earlier of their death, resignation, removal or until their successors have been duly elected and qualified. There are no family relationships among our Directors. Our bylaws provide that the number of members of our Board may be changed from time to time by resolutions adopted by the Board and/or the shareholders. Our Board currently consists of five members.

13

Term of Office

Our Board is currently comprised of five directors, and is divided among three classes, Class I, Class II and Class III. Class I directors will serve until the 2018 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. Two Class I directors, once elected at the 2018 Annual Meeting, will serve until the 2021 annual meeting of shareholders and two Class II directors, once elected at the 2018 Annual Meeting, will serve until expiration of the current Class II term, at the 2019 annual meeting, and until each of their respective successors has been duly elected and qualified, or until such director’s earlier resignation, removal or death. Mr. Okamoto was elected a Class III director at the 2017 annual meeting of shareholders and will serve until the 2020 annual meeting, and until his successor has been duly elected and qualified, or until his earlier resignation, removal or death. All officers serve at the pleasure of the Board.

Directorships

Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons has been:

(a)	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
(b)	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
(c)	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
(d)	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
(e)	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership Structure

Our Board does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company.

14

Board Role in Risk Oversight

Risk is inherent with every business and we face a number of risks. Management is responsible for the day-to-day management of risks we face, while our Board is responsible for overseeing our management and operations, including overseeing its risk assessment and risk management functions.

Number of Meetings of the Board of Directors and Committees

During 2017, the Board held 27 meetings, the Audit Committee held 1 meeting, the Compensation Committee held 0 meetings and the Nominating and Corporate Governance Committee held 0 meetings. Directors are expected to attend Board and Committee meetings and to spend time needed to meet as frequently as necessary to properly discharge their responsibilities. Each active director attended at least 75% of the aggregate number of meetings of the Board during 2017.

Attendance at Annual Meetings of the Shareholders

The Company has no policy requiring Directors and Director Nominees to attend its Annual Meeting of shareholders; however, all Directors and Director Nominees are encouraged to attend.

Director Independence

Mr. Thiel, Mr. Berg and Mr. Rudolph are considered “independent” directors based on the definition of independence in the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”).

Shareholder Communications

Shareholders may send communications to the Company’s directors as a group or individually, by writing to those individuals or the group: c/o the Chief Executive Officer c/o Marathon Patent Group, Inc., 1180 N. Town Center Drive, Suite 100, Las Vegas, NV 89144. The Chief Executive Officer will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions), or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

Committees of the Board of Directors

Our Board of Directors has established three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, which are described below. Members of these committees are elected annually at the regular board meeting held in conjunction with the annual shareholders’ meeting. The charter of each committee is available on our website at http://www.marathonpg.com/.

Audit Committee

The Audit Committee member are currently Mr. Berg, as Chairman, Mr. Thiel and Mr. Rudolph. The Committee has authority to review our financial records, deal with our independent auditors, recommend to the Board policies with respect to financial reporting, and investigate all aspects of our business. All of the members of the Audit Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Audit Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Audit Committee has sole authority for the appointment, compensation and oversight of the work of our independent registered public accounting firm, and responsibility for reviewing and discussing with management and our independent registered public accounting firm our audited consolidated financial statements included in our Annual Report on Form 10-K, our interim financial statements and our earnings press releases. The Audit Committee also reviews the independence and quality control procedures of our independent registered public accounting firm, reviews management’s assessment of the effectiveness of internal controls, discusses with management the Company’s policies with respect to risk assessment and risk management and will review the adequacy of the Audit Committee charter on an annual basis.

15

Compensation Committee

The Compensation Committee oversees our executive compensation and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its members are currently Mr. Thiel as Chairman, Mr. Berg and Mr. Rudolph. All of the members of the Compensation Committee currently satisfy the independence requirements and other established criteria of NASDAQ.

The Compensation Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Compensation Committee is responsible for: (a) assisting our Board in fulfilling its fiduciary duties with respect to the oversight of the Company’s compensation plans, policies and programs, including assessing our overall compensation structure, reviewing all executive compensation programs, incentive compensation plans and equity-based plans, and determining executive compensation; and (b) reviewing the adequacy of the Compensation Committee charter on an annual basis. The Compensation Committee, among other things, reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance with respect to such goals, and set the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee also considers the Chief Executive Officer’s recommendations with respect to other executive officers and evaluates the Company’s performance both in terms of current achievements and significant initiatives with long-term implications. It assesses the contributions of individual executives and recommend to the Board levels of salary and incentive compensation payable to executive officers of the Company; compares compensation levels with those of other leading companies in similar or related industries; reviews financial, human resources and succession planning within the Company; recommend to the Board the establishment and administration of incentive compensation plans and programs and employee benefit plans and programs; recommends to the Board the payment of additional year-end contributions by the Company under certain of its retirement plans; grants stock incentives to key employees of the Company and administer the Company’s stock incentive plans; and reviews and recommends for Board approval compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee members are currently Mr. Rudolph, as Chairman, Mr. Thiel and Mr. Berg. The Nominating and Corporate Governance Committee has the following responsibilities: (a) setting qualification standards for director nominees; (b) identifying, considering and nominating candidates for membership on the Board; (c) developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics applicable to the Company; (d) implementing and overseeing a process for evaluating the Board, Board committees (including the Committee) and overseeing the Board’s evaluation of the Chairman and Chief Executive Officer of the Company; (e) making recommendations regarding the structure and composition of the Board and Board committees; (f) advising the Board on corporate governance matters and any related matters required by the federal securities laws; and (g) assisting the Board in identifying individuals qualified to become Board members; recommending to the Board the director nominees for the next annual meeting of shareholders; and recommending to the Board director nominees to fill vacancies on the Board.

The Nominating and Governance Committee Charter is available on the Company’s website at http://www.marathonpg.com/. The Nominating and Governance Committee determines the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”); identifies and screens individuals qualified to become members of the Board, consistent with the Director Criteria. The Nominating and Governance Committee considers any director candidates recommended by the Company’s shareholders pursuant to the procedures described in the Company’s proxy statement, and any nominations of director candidates validly made by shareholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents. The Nominating and Governance Committee makes recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the Annual Meeting of shareholders, subject to approval by the Board.

16

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2017 and 2016 awarded to, earned by or paid to our executive officers or most highly paid individuals. The value attributable to any option awards and stock awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718. As described further in “Note 5 — Stockholders’ Equity - Common Stock Options” in our Notes to Consolidated Financial Statements, the assumptions made in the valuation of these option awards and stock awards is set forth therein.

Name and Principal Position	Year	Salary	Bonus Awards	Stock Awards	Option Awards	Non-Equity Plan Compensation	Nonqualified Deferred Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Doug Croxall (1)	2017	366,256	459,000	756,000	-	-	-	76,881	1,658,137
CEO and Chairman	2016	511,210	509,000	-	-	-	-	-	1,020,210
Francis Knuettel II (2)	2017	282,917	185,000	54,000	-	-	-	41,537	563,453
CFO & Secretary	2016	250,000	185,000	-	-	-	-	-	435,000
James Crawford (3)	2017	152,622	50,000	-	-	-	-	22,058	224,680
COO	2016	184,290	50,000	-	-	-	-	-	234,290
David Liu (4)	2017	52,083	-	-	-	-	-	15,711	67,794
CTO	2016	114,583	-	-	198,105	-	-	-	312,688
Erich Spangenberg (5)	2017	142,728	200,000	-	-	-	-	21,550	364,277
Dir. of Acq. & Lic.	2016	150,000	200,000	-	357,264	-	-	-	707,264
Merrick Okamoto (6) Interim CEO	2017	-	-	-	-	-	-	-	-

(1)	Doug Croxall entered into a Retention Agreement on August 22, 2017, as amended, pursuant to which his employment with the Company terminated on December 31, 2017. Factors associated with the 2017 compensation of Mr. Croxall are principally related to changes to the nature of the Company’s capitalization following the elimination of indebtedness owed to DBD Credit Funding, LLC (“DBD”) on October 20, 2017 and establishment of a special purpose entity (“SPE”) by DBD to pursue a significant portion of the business of the Company prior to its formation as more fully described in the Company’s Annual Report on Form 10-K under “Senior Secured Term Notes – Amendment to senior Secured Term Note Amendment”.
(2)	Francis Knuettel II entered into a Retention Agreement on August 30, 2017 which replaced his prior employment agreement. On April 22, 2018, Mr. Knuettel resigned as the Chief Financial Officer and Secretary of the Company. Factors associated with the 2017 compensation of Mr. Knuettel are principally related to changes to the nature of the Company’s capitalization following the elimination of indebtedness owed to DBD on October 20, 2017 and establishment of a SPE by DBD to pursue a significant portion of the business of the Company prior to its formation as more fully described in the Company’s Annual Report on Form 10-K under “Senior Secured Term Notes – Amendment to Senior Secured Term Note Amendment”.
(3)	James Crawford entered into a new employment agreement in August 30, 2017 which replaced his prior employment agreement.
(4)	David Liu was appointed as the Chief Technology Officer of the Company on July 18, 2016, and his employment with the Company was terminated on March 15, 2017.
(5)	Erich Spangenberg was appointed as the Director of Acquisitions and Licensing on May 11, 2016 and his employment with the Company was terminated on August 3, 2017.
(6)	Merrick Okamoto was appointed Interim Chief Executive Officer on December 29, 2017 and received no cash/stock compensation in 2017 as an officer. See ” Directors’ Compensation” for a description of Mr. Okamoto’s compensation as a director during 2017.

Employment Agreements

On December 29, 2017, the Board appointed Merrick Okamoto to serve as interim Chief Executive Officer of the Company, effective January 1, 2018. On October 11, 2018, the Company, entered into a 2 year Employment Agreement, subject to successive 1 year extensions, with Merrick Okamoto (the “Agreement”), pursuant to which Mr. Okamoto will serve as the Executive Chairman and Chief Executive Officer of the Company. Pursuant to the terms of the Agreement, Mr. Okamoto shall receive a an annual base salary of $350,000 (subject to annual 3% cost of living increase) and an annual bonus up to 100% of base salary as determined by the Compensation Committee or the Board. As further consideration for Mr. Okamoto’s services, the Company agreed to issue Mr. Okamoto 10 year stock options to purchase 5,000,000 shares of Common Stock, with a strike price of $0.58 per share, vesting 50% on the date of grant and 25% following each 6 months anniversary of the date of grant provided Mr. Okamoto is still eligible under the Company’s 2018 Equity Incentive Plan (the “2018 Plan”).

Upon termination of employment for any reason, Mr. Okamoto is entitled to additional compensation consisting of base salary, pro rata annual bonus, unused vacation time and reimbursement of expense. Upon termination by the Company other than for cause or by Mr. Okamoto for good reason (as defined in the Agreement) all option awards shall continue to vest in accordance with the vesting schedule and if such termination occurs within 180 days of a change of control (as defined in the Agreement), Mr. Okamoto shall be entitled to enhanced separation benefits consisting of the greater of the Base Salary through the balance of the employment period, as renewed, or 12 months, continued participation in benefit plans and immediate vesting of all stock options/equity awards.

On October 15, 2018, we entered into a 2 year Employment Agreement, subject to successive 1 year extensions, with David Lieberman (the “Lieberman Agreement”), pursuant to which Mr. Lieberman will serve as the Chief Financial Officer of the Company. Pursuant to the terms of the Lieberman Agreement, Mr. Lieberman shall receive a base salary at an annual base salary of $180,000 (subject to annual 3% cost of living increase) and an annual bonus up to 100% of base salary as determined by the Compensation Committee or the Board. As further consideration for Mr. Lieberman’s services, we agreed to issue Mr. Lieberman ten (10) year stock options to purchase 200,000 shares of Common Stock, with a strike price of $0.58 per share, vesting fifty (50%) percent on the date of grant and twenty-five (25%) percent on each six (6) months anniversary of the date of grant provided Mr. Lieberman is still eligible under our 2018 Plan.

Upon termination of employment for any reason, Mr. Lieberman is entitled to additional compensation consisting of base salary, pro rata annual bonus, unused vacation time and reimbursement of expense. Upon termination by us other than for cause or by Mr. Okamoto for good reason (as defined in the Lieberman Agreement) all option awards shall continue to vest in accordance with the vesting schedule and if such termination occurs within 180 days of a change of control (as defined in the Lieberman Agreement), Mr. Lieberman shall be entitled to enhanced separation benefits consisting of the greater of the Base Salary through the balance of the employment period, as renewed, or 9 months, continued participation in benefit plans and immediate vesting of all stock options/equity awards.

17

On November 14, 2012, we entered into an employment agreement with Doug Croxall (the “Croxall Employment Agreement”), whereby Mr. Croxall agreed to serve as our Chief Executive Officer for a period of two years, subject to renewal, in consideration for an annual salary of $350,000 and an Indemnification Agreement. Additionally, under the terms of the Croxall Employment Agreement, Mr. Croxall shall be eligible for an annual bonus if we meet certain criteria, as established by the Board of Directors, subject to standard “claw-back rights” in the event of any restatement of any prior period earnings or other results as from which any annual bonus shall have been determined. As further consideration for his services, Mr. Croxall received a ten-year option award to purchase an aggregate of 307,692 shares of our common stock with an exercise price of $3.25 per share, which shall vest in twenty-four (24) equal monthly installments on each monthly anniversary of the date of the Croxall Employment Agreement. On November 18, 2013, we entered into Amendment No. 1 to the Croxall Employment Agreement (“Amendment”). Pursuant to the Amendment, the term of the Croxall Agreement shall be extended to November 14, 2017, and Mr. Croxall’s annual base salary shall be increased to $480,000, subject to a 3% increase every year, commencing on November 14, 2014. On August 22, 2017, the Company entered into a Retention Agreement with Mr. Croxall (the “Retention Agreement”), pursuant to which (a) the employment agreements between Mr. Croxall and the Company were terminated and of no further force and effect, and (b) Mr. Croxall is no longer entitled to any payment relating to severance, change of control of the Company or termination pay from the Company. Mr. Croxall agreed to continue to serve as Chief Executive Officer and Chairman of the Board until such time as provided in the Retention Agreement, as amended. In consideration for the foregoing, pursuant to the Retention Agreement, Mr. Croxall shall receive from the Company (i) a retention payment in the aggregate amount of $500,000, payable upon certain milestones, (ii) a monthly consulting fee in the amount of $20,000 for a period of six (6) months commencing on October 1, 2017, (iii) 750,000 shares of restricted common stock of the Company, (iv) all of the shares of common stock of 3d Nanocolor Corp., a Delaware corporation, held by the Company, and (v) medical and other insurance benefits through the end of September 2017. On August 30, 2017, the Company entered into an Amended and Restated Retention Agreement with Mr. Croxall (the “Amended and Restated Agreement”) amending the Retention Agreement dated August 22, 2017. Under the Amended and Restated Agreement: (i) the Company’s agreement to reimburse COBRA payments was eliminated and (ii) the award to Mr. Croxall effective upon the approval by shareholders of the Company’s 2017 Equity Incentive Plan was reduced to 700,000 shares and 50,000 shares allotted for issuance to Mr. Knuettel. In addition, upon award of the shares to Mr. Croxall, the shares will be subject to a vesting schedule under which such shares are issued but vest in equal monthly increments 30 days after issuance, and on each 30-day anniversary thereafter, subject to cancellation in the event of resignation or termination of Mr. Croxall for cause, as defined in the Amended and Restated Agreement and which vesting shall fully accelerate upon a change of control. Mr. Croxall’s employment with the Company terminated on December 31, 2017.

On March 1, 2013, Mr. James Crawford was appointed as our Chief Operating Officer. Pursuant to the employment agreement with Mr. Crawford dated March 1, 2013 (“Crawford Employment Agreement”). Mr. Crawford shall serve as our Chief Operating Officer for two years. The Crawford Employment Agreement shall be automatically renewed for successive one-year periods thereafter. Mr. Crawford shall be entitled to a base salary at an annual rate of $185,000, with such upward adjustments as shall be determined by the Board of Directors in its sole discretion. Mr. Crawford shall also be entitled to an annual bonus if we meet or exceed criteria adopted by the Compensation Committee of the Board of Directors for earning bonuses. Mr. Crawford shall be awarded five-year stock options to purchase an aggregate of 76,923 shares of our common stock, with a strike price based on the closing price of our common stock on March 1, 2013, vesting in twenty-four (24) equal installments on each monthly anniversary of March 1, 2013, provided Mr. Crawford is still employed by us on each such date. Mr. Crawford entered into a new employment agreement on August 30, 2017 pursuant to which the existing employment agreement between Mr. Crawford and the Company was terminated. Under the Crawford Agreement, Mr. Crawford shall continue to serve as the Chief Operating Officer on an at will basis. Pursuant to the Crawford Agreement, Mr. Crawford shall be entitled to receive monthly compensation in the amount of $7,500 until termination. Mr. Crawford is not entitled to any severance or other payment upon a change of control.

18

On May 15, 2014, we entered into a three-year executive employment agreement with Francis Knuettel II (“Knuettel Employment Agreement”), pursuant to which Mr. Knuettel will serve as the Chief Financial Officer of the Company, effective May 15, 2014. Pursuant to the terms of the Knuettel Employment Agreement, Mr. Knuettel shall receive a base salary at an annual rate of $250,000 and an annual bonus up to 75% of Mr. Knuettel’s base salary as determined by the Compensation Committee of the Board of Directors. As further consideration for Mr. Knuettel’s services, the Company agreed to issue Mr. Knuettel ten-year stock options to purchase an aggregate of 290,000 shares of common stock, with a strike price of $4.165 per share, vesting in thirty-six (36) equal installments on each monthly anniversary of the date of the Knuettel Employment Agreement, provided Mr. Knuettel is still employed by the Company on each such date. On August 30, 2017, the Company entered into a Retention Agreement with Mr. Knuettel (the “Knuettel Retention Agreement”), pursuant to which the existing employment agreement between Mr. Knuettel and the Company was terminated. Under the Knuettel Retention Agreement, Mr. Knuettel shall continue to serve as Chief Financial Officer until such time as provided in the Retention Agreement, unless earlier terminated in accordance with the Knuettel Retention Agreement. Pursuant to the Knuettel Retention Agreement, Mr. Knuettel shall be entitled to receive: (i) monthly compensation in the amount of $15,000 for a period of six (6) months commencing on October 1, 2017, (ii) 200,000 shares of restricted common stock of the Company, subject to shareholder approval of the Company’s 2017 Equity Incentive Plan, and (iii) medical and other insurance benefits through the end of March 2018. Mr. Knuettel is not entitled to any severance or other payment upon a change of control. The Retention Agreement was amended on February 28, 2018 whereby the termination date was extended to the later of March 31, 2019 or the filing of the Form 10-K for the year ended December 31, 2018 and the monthly compensation was increased to $18,000. Mr. Knuettel’s employment with the Company terminated on April 22, 2018.

On May 10, 2016, the Company entered into an executive employment agreement with Erich Spangenberg (“Spangenberg Agreement”) pursuant to which Mr. Spangenberg would serve as the Company’s Director of Acquisitions, Licensing and Strategy. As part of the consideration, the Company agreed to grant Mr. Spangenberg a ten-year stock option to purchase an aggregate of 500,000 shares of Common Stock, with a strike price of $1.87 per share, vesting in twenty-four (24) equal installments on each monthly anniversary of the date of the Spangenberg Agreement. The options were valued based on the Black-Scholes model, using the strike and market prices of $1.87 per share, an expected term of 5.75 years, volatility of 47% based on the average volatility of comparable companies over the comparable prior period and a discount rate as published by the Federal Reserve of 1.32%. Mr. Spangenberg’s employment with the Company was terminated on August 3, 2017.

On June 29, 2016, we entered into an employment agreement (“Liu Employment Agreement”) with David Liu, effective no later than August 1, 2016, pursuant to which Mr. Liu shall serve as the Company’s Chief Technology Officer. Pursuant to the terms of the Liu Employment Agreement, Mr. Liu shall receive a base salary at an annual rate of $250,000 and annual incentive compensation of up to 100% of the base salary, as determined by the Compensation Committee. As further consideration for Mr. Liu’s services, the Company agreed to issue him ten-year stock options under the Company’s 2014 Equity Incentive Plan to purchase an aggregate of 150,000 shares of common stock, with an exercise price of $2.79 per share. The options shall vest in thirty-six (36) equal installments on each monthly anniversary of the date of the Liu Employment Agreement, provided Mr. Liu is still employed by the Company on each such date. Mr. Liu’s employment with the Company was terminated on March 15, 2017.

19

Directors’ Compensation

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2017 and 2016 awarded to, earned by or paid to our directors. The value attributable to any warrant awards reflects the grant date fair values of stock awards calculated in accordance with FASB Accounting Standards Codification Topic 718. As described further in “Note 5 — Stockholders’ Equity (Deficit) — Common Stock Warrants” in our Consolidated Financial Statements, a discussion of the assumptions made in the valuation of these warrant awards.

Name		Fees Earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
		($)	($)	($)	($)	($)	($)	($)
Richard Chernicoff (1)
	2017	28,797	-	-	-	-	-	28,797
	2016	40,250	-	20,864	-	-	-	61,114
Edward Kovalik
	2017	41,750	64,500	-	-	-	-	106,250
	2016	47,250	-	20,864	-	-	-	68,114
William Rosellini (2)
	2017	-	-	-	-	-	-	-
	2016	38,205	-	-	-	-	-	38,205
David Lieberman (3)
	2017	6,467	37,500	-	-	-	-	70,967
	2016	-	-	-	-	-	-	-
Merrick Okamoto (4)
	2017	31,903	87,500	-	-	-	-	182,403
	2016	-	-	-	-	-	-	-
Christopher Robichaud
	2017	25,346	64,500	-	-	-	-	89,846
	2016	10,250	-	20,864	-	-	-	31,114
Richard Tyler (5)
	2017	28,500	-	-	-	-	-	28,500
	2016	44,125	-	20,864	-	-	-	64,989

(1)	Mr. Richard Chernicoff resigned as a member of the Company’s Board of Directors on August 13, 2017.
(2)	Mr. William Rosellini elected not to continue serving on the Company’s Board of Directors and his term ended with the annual shareholders meeting held on September 28, 2016.
(3)	Mr. David Lieberman was appointed on August 13, 2017.
(4)	Mr. Merrick Okamoto was appointed on August 13, 2017.
(5)	Mr. Richard Tyler resigned as a member of the Company’s Board of Directors on August 13, 2017.

Grants of Plan Based Awards and Outstanding Equity Awards at Fiscal Year-End

On August 1, 2012, our Board and stockholders adopted the 2012 Equity Incentive Plan, pursuant to which 384,616 shares of our common stock are reserved for issuance as awards to employees, directors, consultants, advisors and other service providers, after giving effect to the Reverse Split.

On September 16, 2014, our Board adopted the 2014 Equity Incentive Plan (the “2014 Plan”), and on July 31, 2015, the shareholders approved the 2014 Plan at the Company’s annual meeting. The 2014 Plan authorizes the Company to grant stock options, restricted stock, preferred stock, other stock-based awards, and performance awards to purchase up to 500,000 shares of common stock. Awards may be granted to the Company’s directors, officers, consultants, advisors and employees. Unless earlier terminated by the Board, the 2014 Plan will terminate, and no further awards may be granted, after September 16, 2024.

On September 6, 2017, our Board adopted the 2017 Equity Incentive Plan, subsequently approved by the shareholders on September 29, 2017, pursuant to which up to 2,500,000 shares of our common stock, stock options, restricted stock, preferred stock, stock-based awards and other awards are reserved for issuance as awards to employees, directors, consultants, advisors and other service providers.

On January 1, 2018, our Board adopted the 2018 Equity Incentive Plan, subsequently approved by the shareholders on March 7, 2018, pursuant to which up to 10,000,000 shares of our common stock, stock options, restricted stock, preferred stock, stock-based awards and other awards are reserved for issuance as awards to employees, directors, consultants, advisors and other service providers. An amendment to the 2018 Equity Incentive Plan that provides that the 2018 Equity Incentive Plan is intended to conform to the Tax Cuts and Jobs Act beginning on and after January 1, 2018 and IRS guidance (such as Notice 2018-68) was adopted by the Board of Directors.

20

As of December 31, 2017, and within sixty (60) days thereafter, the following sets forth the option and stock awards to officers of the Company:

	Option Awards					Stock awards
	Number of securities underlying unexercised options (1)	Number of securities underlying unexercised options	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares of units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
	(#) exercisable	(#) unexercisable	(#) unexercisable	($)		(#)	($)	(#)	($)
James Crawford	7,500	-	-	$16.66	05/14/24	-	-	-	-
James Crawford	20,000	-	-	$25.60	10/31/24	-	-	-	-
James Crawford	8,750	-	-	$7.44	10/14/25	-	-	-	-
Francis Knuettel II	72,500	-	-	$16.68	05/14/24	-	-	-	-
Francis Knuettel II	25,000	-	-	$25.60	10/31/24	-	-	-	-
Francis Knuettel II	25,000	-	-	$7.44	10/14/25	-	-	-	-

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or compensation committee of any other entity that has one or more of its executive officers serving as a member of our Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2017, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with other than the filing of reports on Form 3 for directors Merrick Okamoto and David Lieberman due August 2017 filed October 16, 2018.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Mr. Thiel, Mr. Rudolph and Mr. Berg, as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

21

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.marathonpg.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2017, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and our independent public accountant, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

THE AUDIT COMMITTEE:

Michael Berg (Chair)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than disclosed herein, there were no transactions during the year ended December 31, 2017 or any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our shareholders by providing for effective oversight and management of the Company. Our governance policies, including a Code of Business Conduct and Ethics (“Code”) can be found on our website at www.marathonpg.com by following the link to “Investors” and then to “Governance Docs.”

Our Code of Business Conduct and Ethics, effective December 2017, applies to directors, executive officers and employees of the Company. This Code is intended to focus the directors, executive officers and employees on areas of ethical risk, provide guidance to directors, executive officers and employees to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and help foster a culture of honesty and accountability. Each director, executive officer and employee must comply with the letter and spirit of this Code.

We require that Directors and executive officers must be loyal to the Company and must act at all times in the best interest of the Company and its shareholders and subordinate self-interest to the corporate and shareholder good. Directors and executive officers should never use their position to make a personal profit. Directors and executive officers must perform their duties in good faith, with sound business judgment and with the care of a prudent person.

22

A “conflict of’ interest” occurs when the private interest of’ a director, executive officer or employee interferes in any way, or appears to interfere, with the interests of the Company as a whole. Conflicts of interest also arise when a director, executive officer or employee, or a member of his or her family, receives improper personal benefits as a result of his or her position as a director, executive officer or employee of the Company. Loans to, or guarantees of the obligations of a director, executive officer or employee or of a member of his or her family, may create conflicts of interest. Directors and executive officers must avoid conflicts of interest with the Company. Any situation that involves, or may reasonably be expected to involve, a conflict of interest with the Company must be disclosed immediately to the Chairman of the Board. This Code does not attempt to describe all possible conflicts of interest that could develop. Some of the more common conflicts from which directors and executive offices must refrain, however, are set out below.

● Relationship of Company with third-parties. Directors, executive officers and employees may not engage in any conduct or activities that are inconsistent with the Company’s best interests or that disrupt or impair the Company’s relationship with any person or entity with which the Company has or proposes to enter into a business or contractual relationship.

● Compensation from non-Company sources. Directors, executive officers and employees may not accept compensation, in any form, for services performed for the Company from any source other than the Company.

● Gifts. Directors, executive officers and employees and members of their families may not offer, give or receive gifts from persons or entities who deal with the Company in those cases where any such gift is being made in order to influence the actions of a director as a member of the Board or the actions of an executive officer as an officer of the Company, or where acceptance of the gifts would create the appearance of a conflict of interest

Directors, executive officers and employees must maintain the confidentiality of information entrusted to them by the Company or its customers, and any other confidential information about the Company that comes to them, from whatever source, in their capacity as a director, executive officer or employee, except when disclosure is authorized or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed.

No waiver of any provisions of the Code for the benefit of a director or an executive officer (which includes without limitation, for purposes of this Code, the Company’s principal executive, financial and accounting officers) shall be effective unless (i) approved by the Board of Directors, and (ii) if applicable, such a waiver is promptly disclosed to the Company’s shareholders in accordance with applicable United States securities laws and/or the rules and regulations of the exchange or system on which the Company’s shares are traded or quoted, as the case may be.

23

PROPOSAL NO. 1

THE ELECTION OF TWO CLASS I DIRECTORS

General

Two Class I directors are to be elected at this Annual Meeting to serve until the 2021 annual meeting of shareholders or until a successor has been elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of Class I directors to be elected. Election of the Class I directors requires a plurality of the votes cast at the Annual Meeting.

The following table sets forth the nominees for the Class I directors on the Board of Directors. It also provides certain information about the nominees as of the Record Date.

Nominee for Class I Director

Name and Address	Age	Date First Elected or Appointed	Position(s)
David Lieberman	74	August 13, 2017	Chief Financial Officer and Class I Director
Fred Thiel	57	April 24, 2018	Class I Director

David P. Lieberman –

Director of the Company since August 13, 2017. Mr. David Lieberman, age 73, is a seasoned business executive with over 40 years of financial experience beginning with five years as an accountant with Price Waterhouse. He has extensive experience as a senior operational and financial executive serving both multiple public and non-public companies. Mr. Lieberman currently serves as the President of Cobra International and Lieberman Financial Consulting where he acts as administrator for several investment groups. Previously he served as CFO and Director for MEDL Mobile Holdings, Inc., and CFO and Director of Datascension, Inc., a telephone market research company that provides both outbound and inbound services to corporate customers, since January 2008 and a director of that company since 2006. From 2006 to 2007, he served as Chief Financial Officer of Dalrada Financial Corporation, a publicly traded payroll processing company based in San Diego. From 2003 to 2006, he was the Chief Financial Officer for John Goyak & Associates, Inc., a Las Vegas-based aerospace consulting firm. Mr. Lieberman attended the University of Cincinnati, where he received his B.A. in Business, and is a licensed CPA in the State of California.

Fred Thiel -

Director of the Company since April 24, 2018. Since June 2017, Mr. Thiel has been the Chairman of SPROCKET, INC., a Blockchain/Cryptocurrency technology and financial services company whose mission is to reduce the risk and friction of cryptocurrency trading across marketplaces, regions and exchanges by establishing a federation of exchanges that together create a single aggregated global trading market place with large scale liquidity, rapid execution, minimal counter-party risk, and price transparency. From January 2013 until November 2015, Mr. Thiel served as a director of Local Corporation, which was a NASDAQ listed entity which was a leader in on-line local search and digital media, mobile search monetization and programmatic retargeting markets. He served as Chairman of the Board of LOCAL from January 2014 to November 2015 and as its Chief Executive Officer from May 2014 to November 2015. Mr. Thiel has been the principal of Thiel Advisors Inc. since 2013. Thiel Advisors is a boutique advisory firm providing PE and VC firms, as well as public and private company boards of director, with deep technology industry operating expertise and strategic advisory services. Mr. Thiel has no family relationship with any other officer or director. The Board believes that Mr. Thiel meets the definition of an “Independent Director” as defined by NASDAQ.

Vote Required

The affirmative vote of a majority of votes cast for this proposal is required to approve the election of Mr. Lieberman and Mr. Thiel to serve as Class I directors until the 2021 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

24

PROPOSAL NO. 2

THE ELECTION OF TWO CLASS II DIRECTORS

General

Two Class II directors are to be elected at this Annual Meeting to serve until the 2019 annual meeting of shareholders or until a successor has been elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of Class II directors to be elected. Election of the Class II directors requires a plurality of the votes cast at the Annual Meeting.

The following table sets forth the nominees for the Class II directors on the Board of Directors. It also provides certain information about the nominees as of the Record Date.

Nominee for Class I Director

Name and Address	Age	Date First Elected or Appointed	Position(s)
Michael Berg	69	August 17, 2018	Class I Director
Michael Rudolph	67	August 17, 2018	Class I Director

Michael Berg -

Director of the Company since August 17, 2018. Mr. Berg, age 69, has been a practicing accountant for over 30 years, Since, May of 2011, he has served on the Board of Directors of Sol Array, a high technology company based in China, which develops next generation solar cells, and serves as an advisor to several small public companies. From September of 1977 until June of 1985, he was an audit manager for Coopers & Lybrand (now PWC) in San Francisco and in January 2008, co-founded and served as the West Coast PIC of PMB Helin Donovan, a 100+ person CPA firm. From September. He has established several independent companies including EXIS in January, 1992, which sold and installed a proprietary software product which he helped develop for distributed general ledger systems . Mr. Berg has worked extensively with public companies and as participated in many public offerings in national markets. The Board believes that Mr. Berg meets the definition of an “Independent Director” as defined by NASDAQ.

Michael Rudolph –

Mr. Rudolph, age 67, has served since July 1995, as the President and Chief Executive Officer of the Edgehill Group, Inc. a consulting firm which provides financial management, operational expertise, strategic advice, practical management and tactical guidance. Among other assignments Mr. Rudolph served as the Contract Chief Financial Officer for Consejosano, Inc., a Hispanic Telehealth provider, from May 2016 to July 2017. Mr. Rudolph also was the Chief Financial Officer of Fullbottle, Inc., an online advertising agency from April 2014 to May 2017. Mr. Rudolph co-founded and served as Chief Financial Officer and Managing Member of Viking Asset Management, LLC an SEC registered investment advisor (“RIA”) from January 2001 until March 2016. The Board believes that Mr. Rudolph meets the definition of an “Independent Director” as defined by NASDAQ.

Vote Required

The affirmative vote of a majority of votes cast for this proposal is required to approve the election of Mr. Berg and Mr. Rudolph to serve as Class II directors until the 2019 annual meeting of shareholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

25

PROPOSAL NO. 3:

APPROVAL OF GRANT TO THE BOARD OF DIRECTORS THE DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

We are seeking shareholder approval to grant the Board discretionary authority to amend the Company’s Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of our Common Stock, par value $0.0001 per share, such split to combine a whole number of outstanding shares of our Common Stock in a range of not less than two (2) shares and not more than ten (10) shares, into one (1) share of Common Stock at any time prior to December 31, 2019 (the “Reverse Split Proposal”).

The amendments will not change the number of authorized shares of Common Stock, preferred stock, or the relative voting power of our shareholders. Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our Common Stock will materially increase and will be available for reissuance by the Company. The reverse stock split, if effected, would affect all of our holders of Common Stock uniformly.

The Board unanimously approved, and recommended seeking shareholder approval of this Reverse Split Proposal, on October 12, 2018.

Even if the shareholders approve the Reverse Split Proposal, we reserve the right not to effect any reverse stock split if the Board does not deem it to be in the best interests of our shareholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our shareholders. If this Reverse Split Proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to effect a reverse stock split.

The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.

The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our shareholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results (See “Certain Risks Associated with a Reverse Stock Split”). However, our Board believes that the benefits to the Company and our shareholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect a reverse stock split.

Reasons for the Reverse Stock Split

The primary purpose for effecting the reverse stock split, should the Board of Directors choose to effect one, would be to increase the per share price of our Common Stock. The Board of Directors believes that, should the appropriate circumstances arise, effecting the reverse stock split would, among other things, help us to:

●	Meet certain continued listing requirements of the NASDAQ Stock Market;

●	Appeal to a broader range of investors to generate greater investor interest in the Company; and

●	Improve the perception of our Common Stock as an investment security.

26

Meet Continued NASDAQ Listing Requirements - Our Common Stock is listed on the NASDAQ Capital Market (MARA). On October __, 2018, the Company’s common stock had a closing price of $____ per share. NASDAQ rules requires the average closing price of a listed company’s common stock to be at least $1.00 per share over a consecutive 30 trading-day period to comply with the NASDAQ continued listing standards. The Company has not yet received a NASDAQ deficiency letter as the stock price has not been below $1.00 for the requisite period. If the Company’s common stock continues to trade below $1.00, it would expect to receive such a deficiency letter.

Under the NASDAQ’s rules, in order to regain compliance with the listing standard, the Company’s closing bid share price at any time during a compliance period of 180 calendar days, the closing bid price of the common stock is at least $1.00 per share for a minimum of ten consecutive business days.

Improve the Perception of Our Common Stock as an Investment Security - We believe that the overall decline in the price of digital assets we generate and volatility of digital asset prices in general in the industry in which we operate, is a significant contributing factor in the decline in the price of our Common Stock. Our Board of Directors unanimously approved the discretionary authority to effect a reverse stock split as one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security including in connection with potential acquisition transactions. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company - An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board of Directors the ability to effect a reverse stock split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.

Certain Risks Associated with a Reverse Stock Split

Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding.

The reverse stock split will reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of authorized but unissued shares. The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing shareholders.

Principal Effects of a Reverse Stock Split

If our shareholders approve this Reverse Split Proposal and the Board of Directors elects to effect a reverse stock split, our issued and outstanding shares of Common Stock would decrease at a rate of approximately one share of Common Stock for every two (2) shares to ten (10) shares of Common Stock currently outstanding depending on the amount of the reverse stock split. The reverse stock split would be effected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The reverse stock split would affect all of our shareholders uniformly and would not affect any shareholder’s percentage ownership interests in the Company, except to the extent that it results in a shareholder receiving cash in lieu of fractional shares. The reverse stock split would not affect the relative voting or other rights that accompany the shares of our Common Stock, except to the extent that it results in a shareholder receiving cash in lieu of fractional shares. Common Stock issued pursuant to the reverse stock split would remain fully paid and non-assessable. The reverse stock split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have no current plans to take the Company private. Accordingly, a reverse stock split is not related to a strategy to do so.

In addition to the change in the number of shares of Common Stock outstanding, a reverse stock split would have the following effects:

27

Increase the Per Share Price of our Common Stock - By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. If appropriate circumstances exist, the Board may utilize the reverse stock split as part of its plan to maintain the required minimum per share price of the Common Stock under the NASDAQ listing standards noted above.

Increase in the Number of Shares of Common Stock Available for Future Issuance - By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, a reverse stock split will increase the number of authorized but unissued shares. The Company may also use authorized shares in connection with the financing of future mergers or acquisitions.

The following table contains approximate information relating to our common stock, based on share information as of November 2, 2018:

	Current	After Reverse Split if 1:2 Ratio is Selected	After Reverse Split if 1:10 Ratio is Selected
Authorized Common Stock	200,000,000	200,000,000	200,000,000
Common Stock issued and outstanding	25,519,940	12,759,970	2,551,994
Common Stock issuable upon exercise of outstanding stock options	421,848	210,924	42,185
Common Stock issuable upon exercise of outstanding preferred stock	0	0	0
Common Stock issuable upon exercise of outstanding convertible notes	*	*	*
Common Stock issuable upon exercise of outstanding warrants	*	*	*
Common Stock authorized but unissued and unreserved/unallocated	174,058,212	187,029,106	197,405,821

* See Note 6 “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

Although a reverse stock split would not have any dilutive effect on our shareholders, a reverse stock split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our shareholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If our Board authorizes the issuance of additional shares subsequent to the reverse stock split described above, the dilution to the ownership interest of our existing shareholders may be greater than would occur had the reverse stock split not been effected. Many stock issuances not involving equity compensation do not require shareholder approval, and our Board generally seeks approval of our shareholders in connection with a proposed issuance only if required at that time.

Required Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock - A reverse stock split would effect a reduction in the number of shares of Common Stock issuable upon the exercise or conversion of our outstanding stock options, warrants, preferred stock and convertible notes in proportion to the reverse stock split ratio. Additionally, the exercise price of outstanding options, warrants, preferred stock and conversion price of our convertible notes would increase, likewise in proportion to the reverse stock split ratio.

Require Adjustments to Number of Shares of Common Stock Available for Future Issuance under our Incentive Plan - In connection with any reverse split, our Board would also make a corresponding reduction in the number of shares available with respect to shares available for grant granted under our 2018 Equity Incentive Plan so as to avoid the effect of increasing the value of options and shares previously granted.

In addition, a reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

28

Authorized Shares of Common Stock

The Reverse Stock Split Proposal will not change the number of authorized shares of Common Stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, mergers or acquisitions, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its shareholders. The Board believes the increase in available shares for future issuance is appropriate to fund the future operations of the Company. It will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities However, we may from time to time explore opportunities to make acquisitions through the use of stock. As a result, the Company’s current number of authorized shares of Common Stock may enable the Company to better meet its future business needs.

We believe that the current amount of authorized Common Stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The current capital will provide the Board with the ability to issue additional shares of stock without further vote of the shareholders of the Company, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Split Proposal is approved by our shareholders, our Board, in its sole discretion, will determine whether such an action is in the best interests of the Company and our shareholders, taking into consideration the factors discussed above. If our Board believes that a reverse stock split is in our best interests and the best interest of our shareholders, our Board will then implement the reverse stock split.

We would then file a certificate of amendment to our Articles of Incorporation with the Secretary of the State of Nevada at such time as our Board of Directors had determined as the appropriate effective time for the reverse stock split to effect the reverse split. The certificate of amendment would add a new provision providing that holders of our Common Stock immediately prior to the filing of the amendment will receive one share of Common Stock for each number of shares selected by the Board. A copy of the proposed amendment is attached to this proxy statement as Appendix A and is considered a part of this proxy statement. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our shareholders, the issued shares of Common Stock held by shareholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of Common Stock calculated in accordance with the reverse stock split ratio of not less than one-for-two (1:2) or not more than one-for-ten (1:10), as selected by our Board and set forth in the certificate of amendment.

For example, if a shareholder presently holds 100 shares of our Common Stock, he or she would hold 50 shares of Common Stock following a one-for-two reverse stock split, or 10 shares of Common Stock following a one-for-ten reverse stock split, in each case with an additional amount of cash in lieu of fractional shares as described below under “-Fractional Shares.” Beginning on the effective date of the split, each certificate representing pre-split shares would be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the reverse stock split, shareholders would be notified that the reverse stock split had been effected.

Effect on Beneficial Holders (i.e., Shareholders Who Hold in “Street Name”)

Upon the reverse stock split, we intend to treat Common Stock held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as shareholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse stock split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

29

Effect on Registered “Book-Entry” Holders (i.e., Shareholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a shareholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or fractional shares, if applicable. If a shareholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of shares (including fractional shares) of Common Stock held following the reverse stock split.

Effect on Certificated Shares

Upon the reverse stock split our transfer agent will act as our exchange agent and assist holders of Common Stock in implementing the exchange of their certificates.

Commencing on the effective date of a reverse stock split, shareholders holding shares in certificated form will be sent a transmittal letter by our transfer agent. The letter of transmittal will contain instructions on how a shareholder should surrender his or her certificates representing Common Stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole post-reverse stock split Common Stock, as applicable (“New Certificates”). No New Certificates will be issued to a shareholder until that shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange Old Certificates. The letter of transmittal will contain instructions on how you may obtain New Certificates if your Old Certificates have been lost. If you have lost your certificates, you will have to pay any surety premium and the service fee required by our transfer agent.

Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates.

Shareholders should not destroy any stock certificates and should not submit any certificates until requested to do so by the transfer agent. Shortly after the reverse stock split the transfer agent will provide registered shareholders with instructions and a letter of transmittal for converting Old Certificates into New Certificates. Shareholders are encouraged to promptly surrender Old Certificates to the transfer agent (acting as exchange agent in connection with the reverse stock split) in order to avoid having shares become subject to escheat laws.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Shareholders of record who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such shareholder would otherwise be entitled multiplied by the product of: (i) the average of the closing prices of our common stock on NASDAQ or other principal market of our common stock, as applicable, for the five consecutive trading days immediately preceding the effective date of the reverse stock split and (ii) the reverse split factor chosen by the Board. Except for the right to receive the cash payment in lieu of fractional shares, shareholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

30

Accounting Matters

The par value of our Common Stock would remain unchanged at $0.0001 per share, if a reverse stock split is effected.

The Company’s shareholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.0001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of shareholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of a reverse stock split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of a reverse stock split.

A reduction in stated capital will, under Nevada law, create a corresponding increase in paid-in surplus (i.e., the excess of net assets over stated capital), and the Company may make distributions, such as the payment of dividends, up to the amount of its surplus provided that the distribution does not cause it to become insolvent, and subject to the limitations of its debt financing agreements.

Potential Anti-Takeover Effect

Even though a potential reverse stock split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and our shareholders.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights with respect to a reverse stock split, and we will not independently provide shareholders with any such right.

Federal Income Tax Consequences of a Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the reverse stock split to the Company and to shareholders that hold shares of Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and differing interpretations. Changes in these authorities may cause the U.S. federal income tax consequences of the reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non−U.S. persons for U.S. federal income tax purposes, certain former citizens or long−term residents of the United States, insurance companies, tax−exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass−through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark−to−market their securities, persons subject to the alternative minimum tax, persons who hold their shares of Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of Common Stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding shares of the Company’s common stock, you should consult your tax advisor regarding the tax consequences of the reverse stock split.

31

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the reverse stock split. The state and local tax consequences of the reverse split may vary as to each shareholder, depending on the jurisdiction in which such shareholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse stock split may not be the same for all shareholders. Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that the reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Internal Revenue Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the reverse stock split. In addition, we do not expect the reverse stock split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Shareholders. Shareholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the reverse stock split, except to the extent of any cash received in lieu of a fractional share of Common Stock (which fractional share will be treated as received and then exchanged for cash). Each shareholder’s aggregate tax basis in the Common Stock received in the reverse stock split, including any fractional share treated as received and then exchanged for cash, should equal the shareholder’s aggregate tax basis in the Common Stock exchanged in the reverse stock split. In addition, each shareholder’s holding period for the Common Stock it receives in the reverse stock split should include the shareholder’s holding period for the Common Stock exchanged in the reverse stock split.

In general, a shareholder who receives cash in lieu of a fractional share of Common Stock pursuant to the reverse stock split should be treated for U.S. federal income tax purposes as having received a fractional share pursuant to the reverse stock split and then as having received cash in exchange for the fractional share and should generally recognize capital gain or loss equal to the difference between the amount of cash received and the shareholder’s tax basis allocable to the fractional share. Any capital gain or loss will generally be long term capital gain or loss if the shareholder’s holding period in the fractional share is greater than one year as of the effective date of the reverse stock split. Special rules may apply to cause all or a portion of the cash received in lieu of a fractional share to be treated as dividend income with respect to certain shareholders who own more than a minimal amount of common stock (generally more than 1%) or who exercise some control over the affairs of the Company. Shareholders should consult their own tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Split Proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon a reverse stock split without further action by our shareholders at any time before the effectiveness of the filing with the Secretary of the State of Nevada of the certificate of amendment to our Articles of Incorporation, even if the authority to effect a reverse stock split has been approved by our shareholders at the 2018 Annual Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of the shareholders.

Voting by Proxyholder

Your proxyholder (one of the persons named on your proxy card) will vote your common stock in accordance with your instructions. Unless you give specific instructions to the contrary, your common stock will be voted for Proposal No. 3, the Reverse Split Proposal.

32

Required Vote; Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock as of the record date for the 2018 Annual Meeting is required for approval of the amendments of the Company’s articles of incorporation to effect the reverse stock split.

Proposal 3 is considered a “routine” matter. With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or the SRO rules, including NASDAQ, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

With respect to “non-routine” matters, a bank, brokerage firm, or other nominee is not permitted under the SRO rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to such non-routine matters.

Because Proposal 3, to approve the Reverse Split Proposal is considered a “routine” matter, there will be no broker non-votes with respect to this proposal, and brokers, banks or other nominees may vote uninstructed shares on a discretionary basis.

Supplemental Information Concerning the Company’s July 18, 2017 Special Meeting of Shareholders -

In connection with the Company’s July 18, 2017 Special Meeting of shareholders (the “Special Meeting”), the definitive proxy statement stated with respect to Proposal 1, to amend the Company’s articles of incorporation to implement a reverse stock split, as follows:

The affirmative vote of the holders of Shares representing a majority of all of the Company’s Shares entitled to vote as of the Record Date is required to approve the amendment to our restated certificate of incorporation to implement a reverse stock split. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ un-voted Shares held by the firms in street name on this proposal. The approval of Proposal I is not contingent on the approval of Proposals II or III.

At the Special Meeting, nominees voted on Proposal No. 1 as a routine matter and, therefore, there were no broker non-votes reported to the Company by the nominees on Proposal No. 1. Upon tabulating the votes cast, inasmuch as Proposal No. 1 received votes in favor that exceed a majority of the outstanding shares as of the record date of such meeting, Proposal No. 1 was approved by shareholders. The approval of Proposal No. 3 at the 2018 Annual Meeting will permit the Company to effect a reverse stock split based upon the number of shares outstanding after giving effect to the approved 2017 reverse stock split. In other words, you are being asked to approve an additional reverse stock split beyond that effected in 2017 and thereupon acknowledge the 2017 reverse stock split.

Ramirez Litigation -

On June 20, 2018 a complaint was filed in the United States District Court for the Central District of California, Tony Ramirez v. Marathon Patent Group, Inc., Case no, 18-cv-06309 FMO. Mr. Ramirez, a purported shareholder of the Company, alleges that the disclosures in the definitive proxy statement related to Proposal No. 1 of the July 18, 2017 Special Meeting were inconsistent. The Company is voluntarily making the supplemental information disclosure set forth above. Nothing in this proxy statement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental information disclosures set forth herein. After conferring with Mr. Ramirez’ counsel we believe that approval of Proposal No. 3 at the 2018 Annual Meeting will address the stated concerns surrounding approval of the 2017 Special Meeting Proposal No. 1.

33

Additional information concerning Proposal 3 routine matter -

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Because the Company has been informed that Proposal No. 3 is a routine item under applicable NYSE rules, brokers are entitled to vote your shares without your instruction on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3 TO GRANT THE BOARD DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL NO. 4

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

Our common stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior to the issuance of our common stock in connection with certain non-public offerings, issued below the “minimum price” for the Company’s common stock as defined in NASDAQ Rule 5635(d), involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. We may effectuate the approved offerings or transactions in one or more transactions, subject to the limitations herein.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking shareholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal No. 4 to our shareholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of 20% below the “Minimum Price” as defined by NASDAQ of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. NASDAQ defines the “minimum price” as the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. For example, as reported in our Annual Report on Form 10-K filed with the SEC on April 16, 2018, the range of high and low closing prices for our common stock as reported by the Nasdaq Capital Market, for the period December 31, 2016 through December 31, 2017 was $9.16 and $2.52, respectively;

34

●	The aggregate number of shares issued in the offerings will not exceed 50,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

●	The total aggregate consideration will not exceed $100,000,000;

●	Such offerings will occur, if at all, on or before September 30, 2019, unless a shorter time is required by Nasdaq; and

●	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its shareholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our common stock. The shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 50,000,000 shares of Common Stock in the aggregate pursuant to the authority requested from shareholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $100,000,000. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

35

PROPOSAL NO. 5

APPROVAL OF ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE SHAREHOLDERS IN PROPOSAL NO. 4, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b)

Nasdaq Marketplace Rule 5635(b) requires us to obtain shareholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock which will result in a change of control of the Company. This rule does not specifically define when a change in control of a Company may be deemed to occur. However, guidance suggests that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the Company’s then outstanding capital stock. For the purpose of calculating the holdings of such person or entity, the Nasdaq Capital Market would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. Since the issuance of the Acquisition Shares will significantly increase the amount of shares of Common Stock outstanding, we do not anticipate that the issuance of securities pursuant to Proposal No. 4, if authorized by the shareholders, will result in a change in control; however, we are seeking the shareholders’ approval on any change in control in accordance with Nasdaq Marketplace Rule 5635(b) in the event that potential issuance of securities in the offerings proposed in Proposal No. 1 would result in a change in control.

Shareholders should note that a change of control as described under Nasdaq Marketplace Rule 5635(b) applies only with respect to the application of such Nasdaq rule. Neither Nevada law nor our articles of incorporation or bylaws requires us to obtain shareholder approval of such change in control.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal No. 4, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6

APPROVAL OF AMENDMENT TO THE COMPANY’S 2018 EQUITY INCENTIVE PLAN

The Company’s 2018 Equity Incentive Plan (the “2018 Plan”) was approved by our Board on January 12, 2018 and by our shareholders on March 7, 2018. On October 12, 2018, the Board approved an amendment (the “Amendment”) to the 2018 Plan that confirms that the 2018 Plan shall for all purposes comply with and be interpreted in accordance with the Tax Cut and Jobs Act passed in 2017, the principal effect of which is elimination of performance-based compensation exception to the deductibility limitations under Section 162(m) of the Internal Revenue Code (the “Code”) and to include any individual who was our then current or former named executive officer as a “covered employee,” such that payments to former employees will be subject to the deduction limitations thereunder. The Board is recommending and submitting the Amendment to our shareholders for approval.

Reasons for the Proposed Amendment

Commencing with our fiscal 2018 year, the performance-based compensation exception to the deductibility limitations under Section 162(m) of the Code will no longer apply (other than with respect to certain “grandfathered” performance-based awards, if any, granted prior to November 2, 2017) and the deduction limitation under Section 162(m) of the Code will generally apply to compensation paid to any of our then current or former named executive officers.

Vote Required

The affirmative vote of the holders of a majority of the shares of the Company’s common stock having voting power present in person or represented by proxy at the 2018 Annual Meeting is required to approve amending the Company’s 2018 Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 6.

36

PROPOSAL NO. 7

THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018

The Board of Directors has appointed RBSM LLP (“RBSM”) as our independent registered certified public accounting firm for the fiscal year 2018 and has further directed that the selection of RBSM be submitted to a vote of shareholders at the Annual Meeting for ratification.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 17, 2017, on January 11, 2017, the Company notified SingerLewak LLP (“SingerLewak”) of its dismissal, effective January 11, 2017, as the Company’s independent registered public accounting firm. SingerLewak served as the auditors of the Company’s financial statements for the period from April 16, 2014 through the date of dismissal. With approval from the Board on January 5, 2017, the Company appointed BDO USA, LLP (“BDO”), effective January 11, 2017, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016. As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2017, on November 27, 2017, the Company received notice from BDO that it resigned as the Company’s auditor effective immediately. On November 30, 2017, the Board appointed RBSM as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

As described below, the shareholder vote is not binding on the Board. If the appointment of RBSM is not ratified, the Board will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to shareholders. Even if the appointment of RBSM is ratified, the Board may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our shareholders.

Representatives of RBSM are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of RBSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

During the year ended December 31, 2017 and 2016, we engaged SingerLewak until its dismissal effective January 11, 2017, BDO as our independent auditor for the Company’s fiscal year ending December 31, 2016, until BDO’s resignation effective November 27, 2017, and, on November 30, 2017, RBSM as our independent auditor for the Company’s fiscal year ending December 31, 2017. For the year ended December 31, 2016, we incurred fees, and for the year ended December 31, 2017, we expect to incur fees, as discussed below:

	Fiscal Year Ended
	December 31, 2017	December 31, 2016
Audit fees	$155,000	$155,000
Audit-related fees	0	0
Tax fees	0	0
All other fees	0	0

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements. All other fees relate to professional services rendered in connection with the review of the quarterly financial statements.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. Our audit committee approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 7.

37

PROPOSAL NO. 8 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR THE 2019 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a shareholder.

Shareholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2019 must be received by us no later than September 1, 2019. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then the deadline for inclusion of a shareholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our secretary. To be timely, a shareholder’s notice must be delivered to the secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

ANNUAL REPORT

Upon written request to Secretary, Marathon Patent Group, Inc. at 1180 N. Town Center Drive, Suite 100, Las Vegas, NV 89144, we will provide without charge to each person requesting a copy of our 2017 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2017 Annual Report, and Quarterly Report for the quarter ended June 30, 2018, are available on our Internet website at www.marathonpg.com

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Merrick D. Okamoto
Merrick D. Okamoto
Chairman of the Board of Directors

38

APPENDIX A
Certificate of Amendment
to the
Amended and Restated Articles of Incorporation
of Marathon Patent Group, Inc.

Marathon Patent Group, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”) hereby certifies as follows:

l. Section 3.02 of the Corporation’s Amended and Restated Articles shall be amended by adding the following section to the end of Section 3.02 of the Amended and Restated Articles, that reads as follows, subject to compliance with applicable law:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Nevada Revised Statutes of this amendment to the Corporation’s Amended and Restated Articles of Incorporation, as amended, each               shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

2. The foregoing amendment has been duly adopted in accordance with the provisions of Nevada Revised Statutes 78.385 and 78.390 by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this      day of                  , 2018.

Chief Executive Officer

A-1

APPENDIX B

ANNUAL REPORT ON FORM 10-K

B-1

APPENDIX C

MARATHON PATENT GROUP, INC.

VOTE BY INTERNET - proxyvote.equitystock.com

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on December 10, 2018. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it to
EQUITY STOCK TRANSFER,
237 W 37TH ST, Suite 602, New York, NY 10018,
ATTN: Shareholder Services.

VOTE BY FAX or EMAIL

Mark, sign, and date this proxy card and promptly return it by fax:
(646) 201-9006 ATTN: Shareholder Services
OR EMAIL: proxy@equitystock.com

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

CONTROL#

90.00 SHARES

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Marathon Patent Group, Inc.

The undersigned hereby appoints Merrick Okamoto, CEO, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, $0.0001 par value per share, of Marathon Patent Group, Inc., which the undersigned is entitled to vote at the Annual Meeting (the "Meeting") of stockholders of Marathon Patent Group, Inc., to be held at 10:00 a.m. (PDT) on December 11, 2018 at 1180 N Town Center Drive, Suite 100, Las Vegas, Nevada, and any and all adjournments or postponements thereof on the proposals set forth below and any other matters properly brought before the Meeting.

CONTROL#

The Board of Directors recommends a vote "FOR" Proposals 1 through 8

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES